As filed with the Securities and Exchange Commission on March 31, 201 1
File No. 33-12400
File No. 811-05052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2 6	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2 6	☒

Value Line New York Tax Exempt Trust
(Exact Name of Registrant as Specified in Charter)

220 East 42nd Street
New York, New York 10017-5891
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 907-1500

Mitchell E. Appel
Value Line New York Tax Exempt Trust
220 East 42nd Street
New York, New York 10017-5891
(Name and Address of Agent for Service)

Copy to:
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on May 31, 201 1 pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line
New York Tax Exempt Trust

( Ticker Symbol: VLNYX)

P R O S P E C T U S
J U N E  1,  2 0 1 1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Trust Summary
Investment objective Page 2
F ees and expenses Page 2
P rincipal investment strategies of the Trust Page 3
P rincipal risks of investing in the Trust Page 4
Trust P erform ance Page 5
Management Page 6
Purchase and sale of Trust shares Page 6
Tax information Page 7
Payments to broker-dealers and other financial intermediaries Page 7

How the Trust is Managed
Investment objective Page 8
Principal investment strategies Page 8
Non-principal investment strategies Page 8
The type of securities in which the Trust invests Page 8
The principal risks of investing in the Trust Page 9

Who Manages the Trust
Investment Adviser Page 11
Management fees Page 12
Portfolio management Page 12

About Your Account
How to buy shares Page 13
How to sell shares Page 16
Frequent purchases and redemptions of Trust shares Page 18
Special services Page 20
Dividends, distributions and taxes Page 20

Financial Highlights
Financial Highlights Page 22

T R U S T S U M M A R Y

Investment objective

The investment objective of the Value Line New York Tax Exempt Trust (the “Trust”) is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

F ees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. There are no shareholder fees (fees paid directly from your investment).

Annual Trust Operating Expenses (expenses that you pay each year as a percentage o f the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) F ees	0.25%
Other Expenses	0.5 1%
Total Annual Trust Operating Expenses	1. 36%
Less Management Fee and 12b-1 Fee Waiver*	–0.47%
Net Expenses	0. 89%

* Effective June 1, 201 1 through May 31, 201 2 , EULAV Asset Management (the “Adviser”) has contractually agreed to waive the portion of the management fee in an amount equal to 0.225% of the Trust’s average daily net assets and EULAV Securities LLC (the “Distributor”) has contractually agreed to waive the Trust’s 12b-1 fee, in an amount equal to 0.25% of the Trust ’ s average daily net assets. The waivers cannot be terminated without the approval of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Trust’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
New York Tax Exempt Trust	$90	$384	$699	$1,594

Portfolio turnover

The Trust pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Trust’s performance. During the most recent fiscal year the Trust’s portfolio turnover rate was 43 % of the average value of its portfolio.

P rincipal investment strategies of the Trust

To achieve the Trust’s investment objective, the Adviser invests the Trust’s assets so that, under normal conditions, at least 80% of the annual interest income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. The Trust invests primarily in investment grade New York municipal securities having a maturity of more than one year. At least 80% of the Trust’s assets are invested in securities the interest income of which is exempt from both regular federal income tax and New York State and City personal income taxes. The Trust buys and sells New York municipal securities with a view towards seeking a high level of current income exempt from federal and New York State and City income taxes.

P rincipal risks of investing in the Trust

Investing in any mutual fund, including the Trust, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. When you invest in the Trust, you assume a number of risks. Among them, is interest rate risk, the risk that as interest rates rise the value of some fixed income securities such as municipal securities may decrease, market risk, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, credit risk, the risk that any of the Trust’s holdings will have its credit downgraded or will default, income risk, the risk that the Trust’s income may decline because of falling interest rates and other market conditions, liquidity risk, the risk that at times it may be difficult to value a security or sell it at a fair price and risks associated with credit ratings.

Because the Trust invests primarily in the securities issued by New York State and its municipalities, its performance may be affected by local, state, and regional factors. These may include tax, legislation or policy changes, political and economic factors, natural disasters, and the possibility of credit problems.

Although New York State has enacted plans to reduce its multi-year budget deficits, gaps between actual revenues and expenditures may arise in the current and future fiscal years. New York State, New York City and certain localities outside New York City have experienced financial problems in the past, and particularly over the past 14 months, as a result of the credit market crisis and global recession. These problems have affected and most likely will continue to affect the fiscal health of the State and the U.S. economy for the forseeable future.

New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay their obligations. Although distributions of interest income from the Trust’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.

The price of Trust shares will increase and decrease according to changes in the value of the Trust’s investments. The market values of municipal securities will vary inversely in relation to their yields.

The Trust’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest.

The Trust is non-diversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Trust is not appropriate for Individual Retirement Accounts (“IRAs”) or other tax-advantaged retirement plans. For a more complete discussion of risk, please turn to page 9 and refer to the Statement of Additional Information.

T rust p erform ance

This bar chart and table can help you evaluate the potential risks of investing in the Trust. The bar chart below shows how returns for the Trust’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclays Capital Municipal Bond Index, which is a broad based market index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year

Best Quarter:	Q3 200 9	+ 7.60%
Worst Quarter:	Q3 2008	–5.39%

The Trust’s year-to-date return for the three months ended March 31, 201 1 , was ___ %.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Trust shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Average annual total returns for periods ended December 31, 20 10

	1 year	5 years	10 years
Value Line New York Tax Exempt Trust
Return before taxes	1.09%	1.28%	2.76%
Return after taxes on distributions	1.09%	1.27%	2.61%
Return after taxes on distributions and sale of Trust shares	1.80%	1.61%	2.83%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	4.09%	4.83%

Management

Investment Adviser. The Trust’s investment adviser is EULAV Asset Management .

Portfolio Manager.  Liane Rosenberg is primarily responsible for the day-to-day management of the Trust’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been the Trust’s portfolio manager since February 2010.

Purchase and sale of Trust shares

Minimum initial investment in the Trust : $1,000.

Minimum additional investment in the Trust : $250.

The Trust’s shares are redeemable and you may redeem your shares (sell them back to the Trust) through your broker-dealer, financial advisor or financial intermediary , by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 16.

Tax information

The Trust seeks to earn income and pay dividends exempt from federal income tax and New York State and City personal income tax. A portion of the dividends you receive may be subject to federal, New York State or New York City personal income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the Trust’s sale of municipal bonds. All dividends and distributions may be subject to state and local income taxes other than New York State and New York City personal income taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the Trust through a broker-dealer or other financial intermediary (such as a bank), the Trust and its related companies may pay the intermediary for the sale of Trust shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Trust over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

H O W T H E T R U S T I S M A N A G E D

Investment objective

The Trust’s investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. Although the Trust will strive to achieve its investment objective, there is no assurance that it will succeed.

Principal investment strategies

The Adviser analyzes economic and market conditions, seeking to identify the securities that it thinks make the best investments. Under normal conditions, the Trust’s assets will be invested so that at least 80% of the annual interest income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Trust which will not be changed without shareholder approval. At least 80% of the Trust’s assets will be invested in securities the interest income of which is exempt from both regular federal income tax and New York State and City personal income taxes.

Non-principal investment Strategies

Temporary defensive position . From time to time in response to adverse market, economic, political or other conditions, the Trust may invest a portion of its assets for temporary defensive purposes in cash, cash equivalents, U.S. government securities or securities that are not exempt from New York State and New York City personal income taxes. This could help the Trust avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Trust’s assets may not be invested in accordance with its strategy and the Trust may not achieve its investment objective.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

The type of securities in which the Trust invests

The Trust invests primarily in New York State municipal and public authority debt obligations or obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. The Trust invests primarily in securities which have a maturity of more than one year and are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality.

The investments are generally one of the following: general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power or revenue bonds which are payable from revenue derived from a particular facility or service.

Portfolio turnover . The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective which would result in additional expenses. This strategy may negatively affect the Trust’s performance and may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Trust’s most current portfolio turnover rates.

The principal risks of investing in the Trust

Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The Trust’s ability to achieve its investment objective is dependent upon the ability of issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City and certain localities outside of New York City have at times faced, and continue to face, serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and decrease the Trust’s yield or share price. In addition, the Trust is non-diversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, an investment in the Trust may be subject to more risks than investing in a fund that is otherwise more diversified.

Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields.

When investing in the Trust, you will also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Trust are market risk, credit risk, income risk, liquidity risk and risks associated with credit ratings. Market risk is the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions. Credit risk is the risk that any of the Trust’s holdings will have its credit rating downgraded or will default, thereby reducing the Trust’s income level and share price. Income risk is the risk that the Trust’s income may decline because of falling interest rates and other market conditions. Liquidity risk is the risk that at times it may be difficult to value a security or sell it at a fair price. Risks associated with credit ratings refers to ratings by a nationally recognized statistical rating organization that represent the organization’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Trust’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.

An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust’s recent portfolio holdings can be found in the Trust’s current annual, semi-annual or quarterly reports. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E T R U S T

The business and affairs of the Trust are managed by the Trust’s officers under the oversight of the Trust’s Board of Trustees.

Investment Adviser

The Trust’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust, located at 220 East 42nd Street, New York, NY 10017. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.2 billion as of April 30, 2011.

On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“Value Line”). Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. As a result of the restructuring, the Trust’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with the Trust effective upon the closing of the restructuring. The services provided by the Adviser and the rate at which the advisory fee is paid by the Trust under the current investment advisory agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the current investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices which were discontinued in November 2004. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. Value Line has informed the Funds’ Board that it continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of Adviser or the Distributor to perform their respective contracts with the Funds.

Management fees

For managing the Trust and its investments, the Adviser is paid a fee at an annual rate of 0.60% of the Trust’s average daily net assets. Effective June 1, 20 10 through May 31, 201 1 , the Adviser contractually agreed to waive a portion of the Trust’s management fee equal to 0.225% of the Trust’s average daily net assets. The Adviser has contractually agreed to extend the fee waiver through May 31, 201 2 . There is no assurance that the Adviser will extend the contractual fee waiver beyond such date.

A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement is available in the Trust’s most recent annual report to shareholders for the 12 month period ended January 31.

Portfolio management

Liane Rosenberg is primarily responsible for the day-to-day management of the Trust’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been the Trust’s portfolio manager since February 2010. From May 2008 until December 2008 she was a client portfolio manager with MEAG New York, formerly Munich Re Capital Management. From August 2004 until April 2008, she was Director of Portfolio Management at XL Capital Ltd. There is additional information in the Statement of Additional Information about Ms. Rosenberg’s compensation, other accounts she manages and her ownership of Trust shares.

A B O U T Y O U R A C C O U N T

How to buy shares

	■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Trust’s transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

	■	By wire

If you are making an initial purchase by wire, you must call the Trust’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U. S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

	■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

	■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

	■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when your purchase order is received. The Trust reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

	■	Time of purchase

Your price for Trust shares is the Trust’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Trust.

Trust shares may be purchased through various third-party intermediaries authorized by the Trust including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Trust, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

■	Distribution plan

The Trust has adopted a plan of distribution under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Trust is charged a fee at the annual rate of 0.25% of the Trust’s average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Trust’s shares. Such services may include, among other things, answering investor inquiries regarding the Trust, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Trust may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the plan. T he Distributor has contractually agreed to waive the Trust’s rule 12b-1 fee in an amount equal to 0.25% of the Trust’s average daily net assets through May 31, 201 2 . There is no assurance that the Distributor will extend the contractual 12b-1 fee waiver beyond such date. Because rule 12b-1 fees are paid out of the Trust’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Trust and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Trust assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made , which payments may be significant.

Brokerage firms and other intermediaries that sell Trust shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Trust’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Trust’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are available are priced at their market value. Securities for which market valuations are not available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision. The Trust will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Trust may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Trust could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Trust determined its NAV. Fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service which prices are reflective of market value. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts.

Accordingly, when completing the Trust’s account application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	General

You can redeem your shares (sell them back to the Trust), at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Trust will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Trust will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire
You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your bank the next business day after your request is received by the Trust.

■	By check
You can sell $500 or more of your shares by writing a check payable to the order of any person.

■	Through a broker-dealer

Trust shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Trust, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Trust are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC, and Fidelity Brokerage Services, LLC (National Financial Services LLC) . You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Trust for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Trust reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Trust’s transfer agent a request properly completed to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent . For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line funds are a shareholder privilege and not a right. The Trust may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Trust, uses market timing strategies or who makes more than four exchanges out of the Trust during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Trust’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Account minimum

If as a result of redemptions your account balance falls below $500, the Trust may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Trust may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Trust shares

Frequent purchases and redemptions of the Trust’s shares entail risks, including the dilution in value of the Trust shares held by long-term shareholders, interference with the efficient management of the Trust’s portfolio, and increased brokerage and administrative costs. Because the Trust does not accommodate frequent purchases and redemptions of Trust shares, the Trust’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Trust performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Trust considers trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Trust during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Trust shares, the Distributor monitors selected trades that have been identified by the Trust’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Trust, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Trust nor any of the Trust’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Trust shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Trust’s policies. Consequently, it may be more difficult for the Trust to detect market timing activity through such accounts. However, the Trust, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Trust’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Trust detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Trust as easy as possible, and to help you build your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

■ Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

■
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Trust shares which may result in income, gain or loss to you, for federal income tax purposes.

Dividends, distributions and taxes

The Trust declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. The Trust may also pay capital gain distributions at other times if necessary for the Trust to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Trust shortly before the record date of a capital gain distribution, because such distribution will generally be taxable even though the net asset value of shares of the Trust will be reduced by the distribution.

Tax laws are subject to change, so you should consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Trust is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from the Trust’s tax-exempt interest, called “exempt-interest dividends, ” are exempt from regular federal income tax. Distributions from the Trust’s net long-term capital gains, if any, that are reported to you by the Trust as capital gain dividends are taxable as long-term capital gains. Dividends that are not exempt-interest dividends and short-term capital gain distributions, if any, are taxable as ordinary income for federal income tax purposes. To the extent the Trust’s dividend distributions are derived from interest income paid on New York State tax-free investments, they will be free from New York State and New York City personal income taxes. Corporate taxpayers should note that all or a portion of the Trust’s distributions will not be exempt from New York State and New York City franchise or corporate income taxes. However, you may be subject to other state and local taxes on dividends and distributions. The Trust may also make distributions that are a preference item for purposes of the alternative minimum tax for individuals, but such distributions are expected to be less than 20% of the Trust’s total distributions under normal conditions. All exempt-interest dividends may result in or increase a corporate shareholders liability for alternative minimum tax. Shareholders should consult their tax advisers to determine whether the alternative minimum tax is applicable in their particular circumstances.

The Trust will send you a statement by February 15 th each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

You generally will have a capital gain or loss if you dispose of your Trust shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

As with all mutual funds, the Trust may be required to withhold a 28% backup withholding tax on all distributions payable to you if you fail to provide the Trust with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Trust’s financial performance for the fiscal years and periods below. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been derived from the Trust’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Trust’s financial statements, is included in the Trust’s annual report, which is available upon request by calling 800-243-2729.

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended January 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.84	$8.59	$9.55	$9.71	$9.69

Income from investment operations:
Net investment income	0.27	0.30	0.31	0.36	0.36
Net gains or (losses) on securities (both realized and unrealized)	(0.28)	0.26	(0.96)	(0.15)	0.03
Total from investment operations	(0.01)	0.56	(0.65)	0.21	0.39
Less distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.31)	(0.36)	(0.36)
Distributions from net realized gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.27)	(0.31)	(0.31)	(0.37)	(0.37)
Net asset value, end of year	$8.56	$8.84	$8.59	$9.55	$9.71
Total return	(0.18)%	6.58%	(6.82)%	2.23%	4.02%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$16,128	$17,652	$18,286	$21,316	$22,806
Ratio of expenses to average net assets(1)	1.36%	1.41%	1.31%	1.12%	1.21%
Ratio of expenses to average net assets(2)	0.87%	0.93%	0.75%	0.58%	0.73%
Ratio of net investment income to average net assets	3.04%	3.51%	3.50%	3.77%	3.67%
Portfolio turnover rate	43%	84%	90%	45%	139%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser, all or a portion of the service and distribution plan fees by the Distributor, and the reimbursement by Value Line of certain expenses incurred by the Trust (“Expenses”) in connection with a settlement with the Securities and Exchange related to brokerage commissions charged by the Distributor to the Trust. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses, would have been 1.40% for the year ended January 31, 2010, 1.22% for the year ended January 31, 2009, 1.05% for the year ended January 31, 2008, 1.18% for the year ended January 31, 2007 and would have been unchanged for the year ended January 31, 2011.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser, all or a portion of the service and distribution plan fees by the Distributor, and the reimbursement of Expenses by Value Line.

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For more information

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to shareholders and quarterly reports filed with the SEC. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated June 1, 201 1 , which we have filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to the Trust at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Trust’s Internet site at http://www.vlfunds.com.

Reports and other information about the Trust are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management	State Street Bank and Trust Company
220 East 42nd Street	c/o BFDS
New York, NY 10017-5891	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	220 East 42nd Street
Boston, MA 02110	New York, NY 10017-5891

Value Line New York Tax Exempt Trust
220 East 42nd Street, New York, NY 10017-5891	File No. 811-05052

VALUE LINE NEW YORK TAX EXEMPT TRUST

(Ticker Symbol: VLNYX)

220 East 42nd Street, New York, New York 10017-5891
800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION JUNE 1, 201 1

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust (the “Trust”) dated June 1, 201 1 , a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Trust’s 20 11 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

          Classification. The Trust is an open-end, non-diversified management investment company established as a Massachusetts business trust in 1987. The Trust’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

          Investment Objective. The Trust’s investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust’s assets will be invested so that at least 80% of the annual interest income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes, and will not subject non-corporate shareholders to the alternative minimum tax. The Trust’s investment objective and investment policy as described above cannot be changed without shareholder approval. At least 80% of the Trust’s assets will be invested in securities the interest income of which is exempt from both regular federal income tax and New York State and City personal income taxes. No assurance can be made that the Trust’s investment objective will be achieved. A portion of the Trust’s income may be subject to federal, state and local taxes.

          Investment Strategy and Risks. The Trust invests primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in below investment grade bonds rated Ba or B by Moody’s or BB or B by Standard & Poor’s. As of April 30, 2009, the Trust had no securities rated below investment grade (Ba, BB or below). Investments rated Ba 1 or BB + or lower have speculative characteristics; lower rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with higher rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See “Special Considerations Relating To New York Municipal Securities,” below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.

          Up to 20% of the Trust’s total assets may be invested in taxable money market instruments, securities that are not exempt from New York State and City personal income taxes, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and securities that are not exempt from New York State and City personal income taxes as well as cash and cash equivalents when the Adviser deems a “defensive” posture to be advisable because of market conditions. The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor’s or Prime-2 or better by Moody’s), U.S. government securities, repurchase agreements or other short-term money market instruments.

          Special Considerations Affecting the Trust. The Trust’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State, New York City and certain localities outside of New York City have faced and may continue to face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.

          Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years, particularly in light of the credit crisis and global recession. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. The occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust’s portfolio. See “Special Considerations Relating to New York Municipal Securities” for more detailed information on financial considerations relating to the Trust’s investments in New York municipal securities.

          The Trust’s classification as a “non-diversified” investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust’s assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To qualify for taxation as a regulated investment company, the Trust must, among other things: (i) distribute to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Trust’s business of investing in such stock, securities or currencies; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Trust’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Trust controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

Miscellaneous Principal and Non-Principal Investment Practices

          When-Issued Securities. Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.

          Private Placement. The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

          Variable Rate Demand Instruments. The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

          Lending Securities. The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes when distributed by the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust’s total assets. The Trust may terminate such loans at any time. The Trust will retain the right to call the loaned securities upon notice and will call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders.

          Financial Futures Contracts. The Trust may invest in financial futures contracts (“futures contracts”) and related options thereon limited to 20% of the Trust’s net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust’s securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

          Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

          The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

          Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

          The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

          A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust’s Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

          Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

          Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

          The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust’s strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.

          In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

          Repurchase Agreements. The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Trust has a fundamental policy regarding investments in illiquid securities, which provides that the Trust will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust.

          While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

           Options. The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust’s portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust’s total assets.

          Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

          A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

          The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is “covered” if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

          The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

          An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

           Investment Risks of High Yielding Securities. The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody’s or BB or B by Standard & Poor’s. These higher-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

          Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of below investment grade bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust’s net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

          An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust’s Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

          The Trust’s investments are highly sensitive to the fiscal stability of New York State (referred to in this section as “New York” or “State”) and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Trust invests. The following is a brief summary of selected financial considerations relating to the Trust’s investments in New York municipal securities. This summary is not a complete analysis of every material consideration affecting New York’s debt obligations and you should not rely solely upon this summary in analyzing the risks associated with investing in the Trust. You should conduct your own independent research and/or consult a financial services professional prior to investing in the Trust. This summary is based on official New York publications, certain statements by New York’s debt issuers, data from independent rating agencies and public sources available as of March 15, 2011 and is likely to change without notice. The Trust has not independently verified the information derived from these third party sources and, therefore, the Trust makes no representation as to the accuracy of such information.

          State Economy and Risks. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. In retail trade and leisure, hospitality, and other services, the State is experiencing growth, while the nation is still declining. This contrast is likely related to New York City’s status as a shopping and tourist mecca, aided by a weakened dollar. The State’s construction and real estate and rental and leasing sectors are seeing smaller declines than the nation, another sign that New York’s housing market collapse was not as severe as nationwide. However, in three of the State’s higher wage areas – manufacturing; finance and insurance; and professional, scientific, and technical services – the State declines are larger than the nation’s. Like most of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. According to the State of New York’s Division of the Budget (“DOB”), State employment is projected to grow 0.7 percent for 2011, on an annual average basis, following a decline of 0.1 percent for 2010. Private employment is expected to increase by 1.2 percent for 2011. Levels of financial market activity remain well below their 2007 peak levels, and a substantial amount of uncertainty surrounds finance industry profitability and executive compensation as a result of the recently passed financial reform package. State wages are projected to rise 3.2 percent in 2011, following growth of 4.0 percent in 2010. Both of these growth rates are well below historical averages.

          All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, developments that have an impact on credit markets, such as the euro-debt crisis, pose a particularly large degree of risk for New York. A large 2011 equity market correction could be quite destabilizing to the financial sector and ultimately bonuses and State wages overall. These risks are compounded by the uncertainty surrounding the implementation of financial reform, which is already altering the composition of bonus packages in favor of stock grants with long-term payouts and clawback provisions. This affects the forecast for taxable wages. In addition, it is also uncertain whether finance sector revenue generating activity such as trading, lending, and underwriting will ever return to pre-crisis levels, resulting in additional risk to the forecasts for bonuses and taxable capital gains. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State’s commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. Of course, a stronger national economy could force the Federal Reserve to raises interest rates earlier or more rapidly than projected, which could negatively affect the State economy and the financial sector in particular.

           With New York as the world’s financial capital, the impact of the most recent financial crisis on the State’s fiscal condition has been severe. Consistent with the slow pace of the economic recovery, revenue growth has been weak. After plunging 12.3 percent in 2009-10, growth in base tax receipts, correcting for State law changes, is estimated to be a tepid 2.1 percent in 2010-11; a more robust 7.5 percent is projected for 2011-12. In addition to below average growth, revenue collections have exhibited volatility. The uncertainty surrounding the year-end sunset of the Federal tax cuts and the last minute extension created significant taxpayer confusion. The impacts of potential changes in the timing and level of financial sector bonus payments and in the way employees in this sector are compensated as a result of recent financial reforms are unknown. Extreme volatility in the volume of taxable capital gains, the large overhang of residential and commercial mortgage debt, the continuation of recent gains in consumer spending, and the expected recovery from the apparent decline in the value of property being insured have all provided obstacles to accurate forecasting. In addition, the lag between the realization of profits as well as the use of previous overpayments by taxpayers, make projecting business tax receipts very difficult. Further, inconsistent personal income and business taxpayer behavior related to the timing and level of estimated and final payments have caused large swings in quarterly receipts.

          A modest acceleration in State employment and average wage growth, as well as the stock market recovery, are expected to provide growth of 7.3 percent in personal income tax receipts in 2011-12. Projected corporate profits growth for the 2011 calendar year combined with the tax credit deferral legislation enacted in 2010 is expected to provide a second consecutive year of growth in business tax receipts beginning in 2011-12. The return of consumers to the marketplace, partially offset by the return of a limited version of the tax exemption on clothing is projected to produce sales tax growth of 4.3 percent in 2011-12.

          State Budget. The State Constitution requires the governor (the “Governor”) to submit to the State legislature (the “Legislature”) a balanced executive budget that contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates that include a revised cash-basis state financial plan, and an explanation of any changes from the previous financial plan.

          The State’s current fiscal year began on April 1, 2011 and ends on March 31, 2012. Following adoption, a copy of New York’s 2011-12 Enacted Budget Financial Plan (the “Financial Plan”) is available at http://www.budget.state.ny.us. The Financial Plan sets forth the State’s budget for the current fiscal year and includes unaudited actual results for the prior fiscal year and projections for a specified period. The Financial Plan is intended to assist the Legislature and public in understanding the current operating forecast and the impact of the enacted budget on State finances over a multi-year period. A copy of the Governor’s Executive budget proposal (“Executive Budget Financial Plan”) is available at the website listed above. You may also want to review New York’s Annual Information Statement (“AIS”), and any updates and supplements thereto. The AIS provides information about the financial condition of the State in connection with financings of certain issuers. A copy of the AIS (and any updates and supplements thereto) may also be obtained from the State at the website listed above. The Trust has not independently verified the information included in the Financial Plan, the Executive Budget Financial Plan or the AIS, which are issued by the State. The Trust makes no representation as to the accuracy of such information contained therein, and neither the Financial Plan, the Executive Budget Financial Plan nor the AIS should be considered part of this Statement of Additional Information.

           For 2011-12, a general fund budget gap of $10 billion is projected by the DOB for the state. The budget gaps for the State in future years are projected at $14.9 billion in 2012-13, $17.4 billion in 2013-14, and $20.9 billion in 2014-15. The projection of the 2010-11 budget gap at $10 billion as of March 3, 2011 represents an increase of $975 million over the gap projected as of the mid-year update to the AIS dated November 9, 2010. The projected gaps for future years have also been increased since November 9, 2010 based on a review of operating results to date, updated forecasts for the State and national economies, and other information.

          DOB estimates that the Executive Budget Financial Plan, if enacted as proposed, would result in a balanced general fund budget in 2011-12 and leave projected gaps that total approximately $2.2 billion in 2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15. The Executive Budget Financial Plan relies on $805 million in non-recurring resources in 2011-12 that cannot be relied upon in future years. Non-recurring resources include using available funds in the Metropolitan Mass Transportation Operating Assistance Account; maintaining a consistent annual level of discretionary pay-as-you-go capital spending, rather than increasing it as previously planned; negotiating funding agreements with the State’s public authorities, including $100 million from the New York Power Authority; limiting the State’s liability for School Aid claims; and a number of routine transactions.

          The forecast on which Executive Budget Financial Plan is based contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the update to the 2010-2011 Financial Plan issued March 3, 2011, including payments pursuant to the Tribal State Compact; and, the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, the transfer of available fund balances to the general fund at the levels currently projected; and increased demand in entitlement and claims-based programs such as Medicaid, public assistance and general public health, above the levels anticipated in that update issued March 3, 2011. Such risks and uncertainties, if they were to materialize, could have an adverse impact in the current year or future years.

          The general fund gap-closing measures included as part of the Executive Budget Financial Plan assume the enactment of a budget by the start of the 2011-12 fiscal year. There can be no assurance that the Legislature will adopt a budget prior to the start of a new fiscal year, or that it will adopt all or any portion of an Executive Budget Financial Plan as proposed, or that the fiscal impact of the Executive Budget Financial Plan, when enacted, will not differ materially and adversely from estimates and projections on which it was based.

          Historically, when the State budget was not adopted prior to the start of the next fiscal year, the Legislature has approved interim appropriation bills submitted by the Governor weekly to provide for the payment of certain personal service costs, certain grants to local governments, and other items deemed necessary for legal or contractual reasons, until a complete annual budget for that year can be adopted. However, there can be no assurance that the Legislature will continue to approve interim appropriations.

           Financial Plan. As noted above, the Financial Plan usually sets forth the State’s enacted budget. This section describes the information typically available in the Financial Plan in general terms. However, it is an important document that should be reviewed closely upon enactment and as updated throughout each fiscal year.

          The Financial Plan forecasts receipts and disbursements for the fiscal year. The DOB economic forecast and the State’s tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for the nation and the State, showing gross domestic product, employment levels, inflation, wages, consumer spending and other relevant economic indicators. It then projects the yield of the State’s revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing, program caseloads, service needs, formulas contained in State and federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in federal law. In criminal justice, estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

          Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

           Debt Limits And Outstanding Debt. There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The Debt Reform Act of 2000 does, however, limit new State-supported debt outstanding, which applies to general obligation bonds, as well as other State-sponsored bonds, issued on and after April 1, 2000. General obligation bonds must be paid in equal annual installments that result in level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds, however, must be paid within 50 years after issuance, commencing no more than 3 years after issuance.

          The State may undertake short-term borrowings without voter approval in anticipation of the receipt of tax revenue (tax and revenue anticipation notes) and proceeds from the sale of bonds (bond anticipation notes). The State also may, under the State Constitution, directly guarantee certain obligations of its authorities and public benefit corporations (“Authorities”). Payments of debt service on New York general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

           Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as highway, bridge or tunnel tolls, public utility service charges, housing rentals, and medical care occupancy charges. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities, to be made to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          New York State’s Fund Structure. New York accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and dedicated funds, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of: (1) the General Fund (receives most of the State’s tax revenue and accounts for spending on programs not supported by dedicated fees and revenues); (2) Special Revenue Funds (receive federal grants, dedicated taxes, fees and other revenues); (3) Capital Projects Funds (account for costs incurred in infrastructure projects such as roads, bridges and prisons); and (4) Debt Service Funds (pay principal, interest and related expenses on State and Authority long-term bonds).

          Within each fund type, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations). Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools and for the State’s share of Medicaid payments to medical providers. State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government.

           New York City and Other Localities. The fiscal health of the State also may be affected by the fiscal health of New York City (the “City”), which continues to receive significant financial assistance from the State. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and related entities to market their securities successfully in the public credit markets.

          In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

           As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

          To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority (“TFA”) and an entity empowered to issue debt backed by tobacco settlement revenues.

          For its normal operations, the City depends on State aid to enable it to balance its budget and to meet its cash requirements. The State may reduce aid from amounts currently projected, and delays in adopting State budgets or enacting interim appropriations could have adverse impacts on the City’s cash flow or expenditures. During the last several State fiscal years, certain localities outside the City have experienced financial problems and have requested and received additional State assistance. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during 2009-2010.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs that, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State’s cashflow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, some State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

           Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases challenge the validity of: (1) agreements and treaties by which various Indian tribes transferred to the State title to land in central and upstate New York; (2) aspects of the State’s Medicaid policies, including its rates, regulations and procedures; (3) laws enacted by the State under the 1998 Tobacco Master Settlement agreement; (4) the Legislature’s authority to take certain budget actions; and (5) the State’s method of funding the City’s public schools.

           The legal proceedings noted above involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the monetary claims against the State exceeds $100 million. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. Although other litigation is pending against the State, except as noted above, no current litigation involves, as a matter of law, the State’s authority or ability to contract indebtedness, issue obligations, pay indebtedness when due, or impose or collect significant amounts of taxes and revenues.

Fundamental Policies

          (i) The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust’s entering into interest rate futures contracts and then only to the extent of one-third of its assets.

          (iii) The Trust may not engage in the underwriting of securities except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust’s investment program, may be deemed to be an underwriting.

          (iv) The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts, although the Trust may invest in municipal securities secured by real estate or interests therein.

          (v) The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust’s assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Trust.

          (vi) The Trust may not engage in short sales or participate on a joint or a joint and several basis in any trading account in securities.

          (vii) The Trust may not purchase or sell any put or call options or any combination thereof, except options on financial futures or municipal bond index contracts or options on debt securities as described in the Statement of Additional Information.

          (viii) The Trust may not purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (ix) The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Trust may not purchase equity securities or securities convertible into equity securities.

          (xi) The Trust may not invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options.

          (xii) The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and directors of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiii) The Trust may not purchase oil, gas or other mineral type development programs or leases.

          (xiv) The Trust may not invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (xv) The Trust may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust’s assets would then be invested in such securities.

          (xvi) The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust’s assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction, except for restrictions (ii) and (xv).

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE TRUST

          The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves until his or her successor is elected and qualified.

Name, Address and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee

Interested Trustee*

Mitchell E. Appel 1970	Trustee	Since 20 10
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund), until 2009.	Burnham Investors Trust, since 2004 (4 funds).**

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Trustee	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Trustee	Since 1987	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Trustee	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor)	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Trustee (Chair of the Board of Trustees since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel 1970	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the 14 Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer ; Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 14 Value Line Funds since 2008; and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

**	Each Trustee serves as a director or trustee of each of the 14 Value Line Funds.

          Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

           Committees. The non-interested Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust’s independent registered public accounting firm to review the range of their activities and to discuss the Trust’s system of internal accounting controls. The Audit Committee also meets with the Trust’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available). There were three meetings of the Valuation Committee during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of the non-interested T rustees, the purpose of which is to review and nominate candidates to serve as non-interested T rustees and supervise Trust governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met eight times during the last fiscal year.

           Board Structure. The Board is comprised of seven Trustees, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board has appointed Mr. Vandivort (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees. The Valuation Committee is composed of an Independent Trustee and an interested Trustee. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

          The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the asset size of the Trust and the other Value Line mutual funds, the number of Value Line mutual funds, and the nature of the Trust’s business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Trust shareholders.

          Risk Oversight. As part of its responsibilities for oversight of the Trust, the Board oversees risk management of the Trust’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

          The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Trust, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

          Qualifications and Experience of Trustees. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

           Mr. Appel has served as an interested Trustee on the Board since 2010. His relevant experience includes serving as president of each Value Line Fund since 2008. Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007–April 2008) and President of the Adviser since February 2009.

          Ms. Heinzerling has served as an Independent Trustee on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

          Dr. Oakley has served as an Independent Trustee on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Porter has served as an Independent Trustee on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Roberts has served as an Independent Trustee on the Board since 1987. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

          Ms. Sheerr has served as an Independent Trustee on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

          Mr. Vandivort has served as an Independent Trustee on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

          The following table sets forth information regarding compensation of Trustees by the Trust and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended January 31, 201 1 . Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.

Name of Persons	Aggregate Compensation From Trust	Total Compensation From Trust and Trust Complex (14 Funds)
Interested Trustee
Mitchell E. Appel*	$–0–	$–0–
Non-Interested Trustees
Joyce E. Heinzerling	465	57,500
Francis C. Oakley	465	57,500
David H. Porter	465	57,500
Paul Craig Roberts	465	57,500
Nancy-Beth Sheerr	465	57,500
Daniel S. Vandivort	1,067	73,500

*
Thomas T. Sarkany served as a Trustee of the Trust until Mr. Appel’s election as a Trustee in December 2010. Mr. Sarkany did not receive any compensation from the Trust or any of the Value Line Funds for the fiscal year ended January 31, 2011.

          The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Trust and in all of the Value Line Funds as of December 31, 20 10 :

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Trustee
Mitchell E. Appel*	$–0–	$50,001 – $100,000
Non-Interested Trustees
Joyce E. Heinzerling	$–0–	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$10,001 – $50,000	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000
Daniel S. Vandivort	–0–	$10,001 – $50,000

*
Thomas T. Sarkany served as a Trustee of the Trust until Mr. Appel’s election as a Trustee in December 2010. The dollar range of equity securities in the Trust beneficially owned by Mr. Sarkany as of December 31, 2010 was $0. Aggregate dollar range of equity securities in all of the Value Line Funds beneficially owned by Mr. Sarkany as of December 31, 2010 was over $100,000.

          As of April 30, 201 1 , no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding shares of the Trust. The Adviser and its affiliates and officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares.

          None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser , or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Disclosure of Portfolio Holdings

          The Trust’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Trust’s investment strategies. To that end, the Trust provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission (“SEC”). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Trust files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

          In addition, the Distributor may produce for marketing purposes Trust fact sheets, which would include the Trust’s top ten holdings and other information regarding the Trust’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Trust has filed with the SEC its annual, semi-annual or quarterly report.

          Ongoing Relationships. Officers of the Trust who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Trust’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Trust’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Trust’s portfolio holdings in order to provide their services to the Trust. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Trust otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Trust does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

          Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Trust’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Trust in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Trust and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Trust determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Trust shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Trust, the Adviser or the Distributor on the other hand, the officer must inform the Trust’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Trust’s Board of Trustees . The Trust does not release portfolio holdings information to any person for compensation.

          The Board of Trustees of the Trust has approved the Trust’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Trust’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

           On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”). As a result of the restructuring, the Trust’s investment advisory agreement, dated August 10, 1988, terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Trust. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Trust are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

          The investment advisory agreement between the Trust and the Adviser, provides for a monthly advisory fee at an annual rate of 0.60% of the Trust’s average daily net assets. During the fiscal years ended January 31, 200 9 , 20 10 and 201 1 , the Trust paid or accrued to the Adviser advisory fees of $114,803 , $106,361 and $102,484, respectively. Effective June 1, 200 9 through May 31, 201 1 , the Adviser contractually agreed to waive a portion of the Trust’s advisory fee in an amount equal to 0.225% of the Trust’s average daily net assets. The fees waived amounted to $43,051 , $39,885 and $38,432 for the fiscal years ended January 31, 200 9 , 20 10 and 201 1 , respectively. The Adviser has agreed to extend the contractual fee waiver through May 31, 201 2 . There can be no assurance that the Adviser will extend the contractual fee waiver beyond such date.

          The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Trust and the Trust does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

          The Adviser currently acts as investment adviser to 13 other investment companies constituting the Value Line Family of Funds with combined assets under management of approximately $2. 2 billion as of April 30, 201 1 .

          Certain of the Adviser’s clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

          The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Trust. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

          The Trust has entered into a distribution agreement with the Distributor , a wholly-owned subsidiary of the Adviser, whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. On May 5, 2009, the Distributor, a wholly-owned subsidiary of Value Line, changed its name from “Value Line Securities, Inc.” to “EULAV Securities, Inc.” As part of the restructuring described below, EULAV Securities, Inc. was restructured as a Delaware limited liability company and changed its name to EULAV Securities LLC. No other changes were made to the Distributor’s organization, including its operations and personnel. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds.

          State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Trust. The Adviser pays State Street $ 66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Trust’s independent registered public accounting firm.

           Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each owns 20% of the voting profits interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, and R. Alastair Short. These persons elected themselves as trustees of the Adviser.

          Each of these shareholders was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

          Value Line (1) granted the Adviser, the Distributor and the Trust a permanent right to use of the name “Value Line” so long as the Adviser remains the Trust’s adviser and the Trust does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

          Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

           Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Trust, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Managers

          Liane Rosenberg is primarily responsible for the day-to-day management of the Trust’s portfolio.

          Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

          Other Accounts Managed. Liane Rosenberg is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at January 31, 201 1 of approximately $ 230 million.

          Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Trust may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Trust, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

          Ownership of Securities. Liane Rosenberg does not own any shares of the Trust.

SERVICE AND DISTRIBUTION PLAN

          The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. During the fiscal year ended January 31, 201 1 , fees of $ 42,702 were accrued to the Distributor under the Plan. During the fiscal year, the Distributor paid $ 7,762 to other broker-dealers and incurred $ 2,092 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred. Effective June 1, 20 10 through May 31, 201 1 , the Distributor contractually agreed to waive the Trust’s Rule 12b-1 fee. For the fiscal year ended January 31, 201 1 , the fees waived amounted to $ 42,702 . The Distributor has agreed to extend the contractual fee waiver through May 31, 201 2 . There can be no assurance that the Distributor will extend the contractual fee waiver beyond such date.

          The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Trustees each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

          As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

          The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act ) must be nominated by existing Trustees who are not “interested persons. ”

          Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

          The Plan was adopted because of its anticipated benefits to the Trust. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Trust’s shares, an enhancement in the Trust’s ability to maintain accounts and improve asset retention, increased stability of the Trust’s net asset value and investment positions, and greater flexibility in achieving its investment objective. The costs of any joint distribution activities between the Trust and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

          If you purchase shares of the Trust through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Trust and other Value Line Mutual Funds) from the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Trust shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser and/or their affiliates may vary among intermediaries. The types of payments an intermediary may receive include:

●	Payments under the Plan which are asset based charges paid from the assets of the Trust;

●	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

          You should ask your intermediary for information about any payments it receives from the Distributor.

          Brokerage firms and other intermediaries that sell Trust shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

          The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Trust’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the Trust’s average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Trust) would pay the intermediaries out of its own assets any such amounts waived.

          As of January 31, 201 1 , the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Trust’s payment, if any, pursuant to the Plan.

National City Bank Pershing LLC TD Ameritrade, Inc. E*TRADE
National Financial Services LLC Charles Schwab & Co., Inc. USAA Investment Management Co. MSCS Financial Services, LLC The Vanguard Group Vanguard Marketing Corp.

Financial intermediaries may have been added or removed from the list above since January 31, 201 1 .

CAPITAL STOCK

          Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust. As a Massachusetts business trust, the Trust’s operations are governed by the Declaration of Trust, a copy of which is on file with the Office of the Secretary of the State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for the indemnification of shareholders against all claims and liabilities to which shareholders may become subject by reason of being or having been a shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

          Purchases: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Trust reserves the right to reduce or waive the minimum purchase requirements.

          Automatic Purchases: The Trust offers a free service to its shareholders, Valu-Matic® through which monthly investments of $25 or more may be made automatically into the shareholder’s Trust account. The required form to enroll in this program is available upon request from the Distributor.

          Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the 1940 Act : (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; or (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust’s shareholders.

          Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Trust on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Trust’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Trust, the loss may be disallowed for tax purposes if shares of the same Trust are purchased within (before or after) 30 days of the sale.

TAXES

          The Trust has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying and assuming the Trust meets the distribution requirements stated below, the Trust is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Trust shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Trust must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Trust’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Trust controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

          If the Trust qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust generally will be relieved of U.S. federal income tax on any income of the Trust, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Trust meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, but were eligible for statutory relief, the Trust might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Trust were not eligible for such relief or if the Trust does not choose to avail itself of such relief, the Trust generally would be treated as a corporation subject to U.S. federal income tax and when the Trust’s income is distributed, it would be subject to a further tax at the shareholder level.

          The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98 % of its ordinary income, determined on a calendar year basis, and 98.2 % of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

          In accordance with its investment objective, the Trust invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders’ capital. The Trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.

          The Code permits tax-exempt interest received by the Trust to flow through as tax-exempt “exempt-interest dividends” to the Trust’s shareholders, provided that the Trust qualifies as a regulated investment company and at least 50% of the value of the Trust’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the Trust’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported to you by the Trust as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return.

          Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder’s liability for the U.S. federal alternative minimum tax. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of facility financed by such bonds or a related person.

          Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Trust generally will not be deductible for U.S. federal income tax purposes or New York State and New York City personal income tax purposes to the extent the dividend distributions are free from U.S. federal and/or New York State or New York City personal income tax. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Trust.

          Unless a shareholder elects otherwise, distributions from the Trust will be automatically invested in additional common shares of the Trust. For U.S. federal income tax purposes, all dividends from the Trust, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Trust. In general, assuming that the Trust has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. The computation of net capital gains takes into account any capital loss carryforward of the Trust.

          Distributions to shareholders from the Trust’s investment company taxable income generally will not qualify for the 15% maximum U.S. federal income tax rate on qualified dividend income. C apital gain dividends distributed by the Trust, however, generally will qualify for the 15% maximum federal income tax rate. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 201 2 .

           Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and redemption proceeds from an investment in a mutual fund, such as the Trust.

          Distributions by the Trust in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

          The Trust does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.

          Investments in the Trust generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

          At the time of an investor’s purchase of Trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust’s portfolio. Consequently, subsequent distributions by the Trust with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which may be taxable to them.

          Under the Code, dividends declared by the Trust in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

          If the Trust invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its net investment income and net tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

          The Trust may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deduction may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

          Options written or purchased and futures contracts entered into by the Trust on certain securities and indices may cause the Trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Trust as long-term or short-term. Additionally, the Trust may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Trust may receive no corresponding cash amounts, possibly requiring the Trust to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Trust’s risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Trust’s income and gains or losses and hence of its distributions to shareholders.

          Realized losses incurred after October 31, if so elected by the Trust, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Trust is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Trust commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Trust commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Trust in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Trust beginning before December 23, 2010 may not be used to offset the Trust’s future capital gains until all net capital losses incurred in taxable years of the Trust beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Trust beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Trust and are not expected to be distributed as such to shareholders.

          A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Trust. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date). In general, if Trust shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, commencing in 2013, capital gains recognized from redemptions of Trust shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts.

          Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares. However, this disallowance rule will not apply to losses incurred on Trust shares that were purchased after December 22, 2010 as long as the Trust continues to declare daily and distribute monthly exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest. If your holding period in Trust shares is six months or less, any capital loss realized from the redemption, exchange or other disposition of such shares, to the extent not otherwise disallowed, will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Trust shares will be disallowed to the extent that shares of the Trust are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers for allowable excess losses.

          Under Treasury regulations, if a shareholder recognizes a loss with respect to Trust shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Trust will be subject to a U.S. federal “backup withholding” requirement. In addition, the Trust may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. The backup withholding tax rate is 28% for amounts paid by the Trust through December 31, 201 2 and currently is scheduled to rise to 31% for amounts paid by the Trust after such date.

          The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from the Trust (other than certain dividends derived from short-term capital gains and qualified interest income of the Trust for certain taxable years of the Trust commencing prior to January 1, 201 2 , provided that the Trust chose s to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Trust. While the Trust does not expect its shares will constitute U.S. real property interests, if the Trust’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Trust’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Trust’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Trust’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Trust shares just prior to a distribution and reacquires Trust shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Trust’s shares at all times within such one-year period, any such distribution by the Trust would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

           Recently enacted legislation will impose a 30% withholding tax on payments (including dividends and gross redemption proceeds) paid by a Trust after December 31, 2012 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. Shareholders are advised to consult with their tax advisers concerning the application of federal, state and local taxes to an investment in the Trust.

FINANCIAL STATEMENTS

          The Trust’s financial statements for the fiscal year ended January 31, 201 1 , including the financial highlights for each of the periods presented, appearing in the 201 1 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

SECURITY RATINGS

Ratings of Municipal Securities

          Moody’s Investors Service, Inc. Aaa—the “best quality”, Aa—”high quality by all standards”, but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A—”upper medium grade obligations”. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa —”medium grade” neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. Ba—judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B—generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Standard & Poor’s Rating s Service s . AAA—”obligations of the highest quality”. AA—issues with investment characteristics “only slightly less marked than those of the prime quality issues”. A—”the third strongest capacity for payment of debt service”. Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB—the lowest “investment grade” security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B—regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Ratings of Municipal Notes

          Moody’s Investors Service, Inc. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

          Standard & Poor’s Corporation. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

Ratings of Commercial Paper

          Moody’s Investors Service, Inc. Prime-1: highest quality. Prime E-2: higher quality.

          Standard & Poor’s Corporation. A-1: A very strong degree of safety. A-2: Strong degree of safety.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	Declaration of Trust.*

(b)	By-laws.*

(c)	Not applicable.

(d)	Investment Advisory Agreement. †

(e)	Distribution Agreement. †

(f)	Not applicable.

(g)	Custodian Agreement.*

(h)	(1) Administration Agreement with State Street Bank and Trust Company.***

(2) Fee Waiver Agreement.†

(i)	Legal Opinion.*

(j)	Consent of Independent Registered Public Accounting Firm.†

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan.**

(n)	Code of Ethics. †

(r)	Powers of attorney.†

*	Filed as an exhibit to Post-Effective Amendment No. 13, filed April 29, 1999, and incorporated herein by reference.

**	Filed as an exhibit to Post-Effective Amendment No. 14, filed April 28, 2000, and incorporated herein by reference.

***	Filed as an exhibit to Post-Effective Amendment No. 22, filed May 31, 2007, and incorporated herein by reference.

†	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

          None

Item 30.	Indemnification.

          Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 13.

Item 31.	Business or Other Connections or Investment Adviser.

          EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32 .

Name	Position With the Adviser	Other Employment

Mitchell Appel	President; Treasurer; Trustee
Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds; Chief Financial Officer of Value Line, Inc. from April 2008 to December 2010; Director of Value Line, Inc. from February 2010 to December 2010

Robert Scagnelli	Vice President	None

Mark Marrone	Chief Compliance Officer	None

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds

Avi T. Aronovitz	Trustee	Director, SEC Solutions Group, LLC, 529 5th Ave, NY, NY 10017, since 2010; Partner, Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010.

Richard Berenger	Trustee	Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010; Consultant, 2009-2010.

Alistair Short	Trustee	Director, Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004.

The business address of each of Value Line, Inc., the Distributor and the 14 Value Line Funds is 220 East 42nd Street, New York, NY, 10017-5891.

Item 32.	Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line F unds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line U.S. Government Money Market Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc.

(b)

(1) Name and Principal Business Address	(2) Position and Offices With EULAV Securities LLC	(3) Position and Offices With Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President ; Secretary	None

Howard Spindel	Chief Compliance Officer	None

The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management 220 East 42nd Street New York, NY 10017 For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11) Rule 31a-1(f)

State Street Bank and Trust Company c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110 For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31 st day of March, 201 1 .

VALUE LINE NEW YORK TAX EXEMPT TRUST

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	*Joyce E. Heinzerling	Trustee	March 31 , 201 1
(Joyce E. Heinzerling)

	*Francis C. Oakley	Trustee	March 31 , 201 1
(Francis C. Oakley)

	*David H. Porter	Trustee	March 31 , 201 1
(David H. Porter)

	*Paul Criag Roberts	Trustee	March 31 , 201 1
(Paul Craig Roberts)

	*Nancy-Beth Sheerr	Trustee	March 31 , 201 1
(Nancy-Beth Sheerr)

	*Daniel S. Vandivort	Trustee	March 31 , 201 1
(Daniel S. Vandivort)

	/s/ Mitchell E. Appel	Trustee; President and Chief Executive	March 31 , 201 1
	(Mitchell E. Appel)	Officer (Principal Executive Officer)

	/s/ Emily D. Washington	Treasurer; Principal Financial	March 31 , 201 1
	(Emily D. Washington)	and Accounting Officer ; Secretary

*By:	/s/ Mitchell E. Appel
( Mitchell E. Appel , attorney-in-fact)

EXHIBIT INDEX

Exhibit Number	Document Title

(d)	Investment Advisory Agreement

(e)	Underwriting Contract

(h) (2)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)	Code of Ethics

(r)	Powers of Attorney